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                                                                    Exhibit 10_4

                            PLUMTREE SOFTWARE, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

          1.   Purpose.  The Plumtree Software, Inc. Employee Stock Purchase
               -------
Plan (the "Plan") is being established for the benefit of employees of Plumtree Software, Inc., a Delaware corporation (the "Company"), and its Designated Subsidiaries. The Plan is intended to provide the employees of the Employer with an opportunity to purchase common shares, par value $0.01 per share, of the Company (the "Shares"). It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code.

          2.   Definitions.
               -----------

               a.   "Board" shall mean the Board of Directors of the Company.

               b. "Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

               c. "Change in Control" shall mean the first to occur of any one of the events set forth in the following paragraphs, provided that a Public Offering shall not constitute a Change in Control:

               (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities "Beneficially Owned," within the meaning of Rule 13d-3 under the Exchange Act, by such Person any securities acquired directly from the Company) representing 35% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in con-
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                    nection with a transaction described in clause (A) of
                    paragraph (iii) hereof; or

              (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of a Public Offering, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of a Public Offering or whose appointment, election or nomination for election was previously so approved or recommended; or

              (iii) there is consummated a merger or consolidation of the
                    Company with any other corporation other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

              (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or


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                    disposition by the Company of all or substantially all of
                    the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.

               d. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               e. "Committee" shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein.

               f. "Company" shall mean Plumtree Software, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

               g. "Compensation" shall mean the fixed salary, wages, commissions, overtime pay and bonuses paid by an Employer to an Employee as reported by the Employer to the United States government for Federal income tax purposes, including an Employee's portion of compensation deferral contributions pursuant to Section 401(k) of the Code, any amount excludable pursuant to
Section 125 of the Code and/or any non-qualified compensation deferral, but excluding any foreign service allowance, severance pay, expense reimbursement or any credit or benefit under any employee plan maintained by the Employer. In the case of Employees residing outside the United States, the Committee shall establish a definition or definitions of Compensation applicable to such Employees.

               h. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee's Employer, if such leave is for a continuous period of not more than one year or re-employment upon the expiration of such leave is guaranteed by contract or statute.

               i. "Designated Subsidiaries" shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole

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discretion as eligible to participate in the Plan, which may include corporations which become Subsidiaries of the Company after the adoption of the Plan.

               j. "Employee" shall mean any employee of the Company or a Designated Subsidiary whose customary employment is for less than twenty (20) hours per week.

               k. "Employer" shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company, a wholly owned Subsidiary of the Company or a Designated Subsidiary of the Company.

               l. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               m. "Exercise Date" shall mean the last Trading Day of each Purchase Period.

               n. "Fair Market Value" as of a particular date shall mean the fair market value of a Share as determined by the Committee in its sole discretion; provided that (i) if the Shares are admitted to trading on a national securities exchange, fair market value of a Share on any date shall be the closing sale price reported for such Share on such exchange on the last day preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a Share on any date shall be the closing sale price reported for such Share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a Share on any date shall be the average of the highest bid and lowest asked prices of such Share on such system on the last date preceding such date on which both bid and ask prices were reported. Notwithstanding anything to the contrary contained herein, for purposes of the first Offering Period, the "Fair Market Value" of a Share on the first Offering Date shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the Public Offering (the "Registration Statement").

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               o.   "Offering Date" shall mean the first Trading Day of each
Offering Period of the Plan, except with respect to any Offering Date coinciding with a Public Offering, in which case "Offering Date" shall mean the date of the Public Offering. The Offering Date of an Offering Period is the grant date for the options offered in such Offering Period.

               p.   "Offering Period" shall mean a period as described in
Section 4 hereof.

               q. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

               r. "Participant" shall mean an Employee who participates in the Plan.

               s. "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

               t. "Plan" shall mean the Plumtree Software, Inc. Employee Stock Purchase Plan, as amended from time to time.

               u. "Public Offering" shall mean the first underwritten initial public offering of Shares by the Company.

               v. "Purchase Period" shall mean each approximately six-month period within or coinciding with an Offering Period commencing after one Exercise Date and ending with the next Exercise Date in such Offering Period, except that the first Purchase Period of any Offering Period shall commence on the first Trading Day of such Offering Period and end with the next Exercise Date; provided, however, that the first Purchase Period of the first Offering Period under

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the Plan shall commence on the first Trading Day on which the Securities and
Exchange Commission declares the Company's Registration Statement effective and shall end on the last Trading Day on or prior to March 31, 2001.

               w. "Shares" shall mean shares of the common stock, par value $0.01 per share, of the Company.

               x. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

               y. "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ system are open for trading.

          3.   Eligibility.
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               a.   Subject to the requirements of Section 3b hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date.

               b. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) which permits such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Employee without interest.

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

          4.   Offering Periods.  The Plan shall be implemented by a series of
               ----------------
consecutive, initially overlapping Offering Periods. The first such Offering Period shall commence on the first Trading Day on or after the date of the Public Offering (or such later date as may be established by the Committee) and end on the last Trading Day on or before September 30, 2002. Unless otherwise determined by the Committee, each subsequent Offering Period shall have a duration of six (6) months, commencing on the first Trading Day on or after April 1 and October 1 of each year. The Plan shall continue until terminated in accordance with Section 19 hereof. Subject to Section 19 hereof, the Committee shall have the power to change the duration and/or the frequency of Offering Periods and/or Purchase Periods with respect to future offerings and shall use its best efforts to notify Employees of any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its date of grant.

          5.   Grant of Option; Participation; Price.
               -------------------------------------

               a. On each Offering Date, the Company shall commence an offering by granting each eligible Employee an option to purchase Shares, subject to the limitations set forth in Sections 3b and 11 hereof. Each option so granted shall be exercisable for the number of Shares described in Section 8 hereof and shall be exercisable only on the Exercise Date.

               b. Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with
Section 6 hereof and filing it with the Company or the Employer in accordance with the form's instructions at least ten business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given offering. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date.

               c. The option price per Share subject to an offering shall be 85% of the Fair Market Value of a Share on (i) the Offering Date or (ii) the Exercise Date, whichever is lower.

          6.   Payroll Deductions.
               ------------------

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               a.   Subject to Section 5b hereof, a Participant may, in
accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from 1 percent to 15 percent of such Participant's Compensation each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may at any time increase or decrease such payroll deduction (including a cessation of payroll deductions), by completing and filing with the Employer a new subscription agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of rate changes by a Participant during an Offering Period. A change in rate shall be effective as of the next payroll period following the date of filing of the new subscription agreement. All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan.

               b. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3b hereof, a Participant's payroll deductions may be decreased to 0% at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 9 hereof.

               c.   A Participant may withdraw from the Plan as provided in
Section 9, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs.

          7.   Exercise of Option.
               ------------------

               a.   Unless a Participant withdraws from the Plan as provided in
Section 9 hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (including any fractional Share) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions. Notwithstanding the foregoing, a Participant shall not be permitted to purchase greater than five hundred (500) Shares in any one Purchase Period, as adjusted pursuant to Section 18.

               b. Any cash balance remaining in a Participant's account after the termination of an Offering Period will be carried forward to the Participant's account for the purchase of Shares during the next Offering Period if the Participant

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

has elected to continue to participate in the Plan. Otherwise the Participant will receive a cash payment equal to the cash balance of his or her account.

               c. The Shares purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan as of the Exercise Date and shall be deemed to be transferred to the Participant on such date. Except as otherwise provided herein, the Participant shall have all rights of a shareholder with respect to such Shares upon their being credited to the Participant's account.

          8.   Delivery of Shares.
               ------------------

               a. As promptly as practicable after receipt by the Company of a written request for withdrawal of Shares from any Participant, the Company shall arrange the delivery to such Participant of a share certificate representing the Shares in the Participant's account which the Participant requests to withdraw (any fractional shares being paid in cash). The Committee may permit or require that shares be deposited directly with the broker designated by the Committee (or broker selected by the Committee) or to a designated agent of the Company and the Company may utilize a book entry or other electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. The Committee may require that shares purchased under the Plan shall automatically participate in a dividend reinvestment plan or program maintained by the Company. Subject to Section 8b hereof, withdrawals may be made no more frequently than once each Offering Period. Shares received upon share dividends or share splits shall be treated as having been purchased on the Exercise Date of the Shares to which they relate.

               b. Notwithstanding anything in Section 8a hereof to the contrary, Shares may be withdrawn by a Participant more than once during an Offering Period under the following circumstances: (i) within 60 days following a Change in Control of the Company or (ii) upon the approval of the Committee, in its sole discretion.

          9.   Withdrawal; Termination of Employment.
               -------------------------------------

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

               a. A Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company prior to the next occurring Exercise Date. All such payroll deductions credited to such Participant's account shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Offering Period.

               b. Upon termination of a Participant's Continuous Status as an Employee during the Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to such Participant's account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 13 hereof, and such Participant's option will be automatically terminated.

               c. A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

               d. The Committee shall have the authority to determine whether a termination of employment has occurred. The Committee may also establish rules regarding when leaves of absence or change of employment status will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Company and its subsidiaries.

          10.  Dividends and Interest.
               ----------------------

               a. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan, except as required by applicable law, as determined by the Committee.

          11.  Foreign Currency
               ---------------

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               a.   Unless otherwise specified by the Committee, payroll
deductions made with respect to Employees paid in currencies other than U.S. dollars shall be accumulated in local (non-U.S.) currency and converted to U.S. dollars as of the exercise date at an exchange rate established by the Committee.

          12.  Shares.
               ------

               a. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be 1,000,000 Shares; provided, however, that on the first day of each fiscal year of the Company (beginning in 2001) such number shall be increased by an amount equal to 1,000,000 Shares. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 5a hereof on an Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

               b. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship or community property.

          13.  Administration.  The Plan shall be administered by the Committee,
               --------------
and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions in its sole discretion and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with

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

respect to such Employer's Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

          14.  Committee Rules for Foreign Jurisdictions.  The Committee may
               -----------------------------------------
adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

          15.  Transferability.  Neither payroll deductions credited to a
               ---------------
Participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 13 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.

          16.  Use of Funds.  All payroll deductions held by the Company under
               ------------
the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

          17.  Reports.  Individual accounts will be maintained for each
               -------
Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased, the aggregate Shares in the Participant's account and the remaining cash balance, if any.

          18.  Effect of Certain Changes.  In the event of a Change in
               -------------------------
Capitalization or the distribution of an extraordinary dividend, the Committee shall

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

conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised. In the event of a Change in Control of the Company, the Offering Period shall terminate unless otherwise provided by the Committee.

          19.  No Enlargement of Employee Rights.  Nothing contained in this
               ---------------------------------
Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any subsidiary or to interfere with the right of the Company or the subsidiary to discharge any Employee at any time.

          20.  Term of Plan.  Subject to the Board's right to discontinue
               ------------
the Plan (and thereby end its term) pursuant to Section 21 hereof, the term of the Plan (and its last Offering Period) shall end on the tenth anniversary of a Public Offering. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

          21.  Amendment to and Discontinuance of Plan.  The Board may at any
               ---------------------------------------
time amend, suspend or discontinue the Plan. Except as provided in Section 18 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

          22.  Notices.  All notices or other communications by a Participant to
               -------
the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          23.  Regulations and Other Approvals; Governing Law.
               ----------------------------------------------

               a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

               b. The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               c. To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          24.  Withholding of Taxes.  If the Participant makes a disposition,
               --------------------
within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the later of the two-year period commencing on the day after the Offering Date or the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state, local or other income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

          25.  Effective Date.  The Plan shall be effective as of the date of
               --------------
a Public Offering, subject to the approval of the Plan by the shareholders of the Company within 12 months before or after the date the Plan is adopted.


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